================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         ANGSTROM TECHNOLOGIES, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           ANGSTROM TECHNOLOGIES, INC.
                         1895 Airport Exchange Boulevard
                                  Suite No. 110
                               Erlanger, KY 41018

                    Notice of Annual Meeting of Stockholders

                         To be Held on December 6, 1999
                       ----------------------------------

To the Stockholders of Angstrom Technologies, Inc.

         NOTICE IS HEREBY GIVEN that the Annual meeting of Stockholders of Angstrom Technologies, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. (Local time) on Monday, December 6, 1999, at the offices of the Company, 1895 Airport Exchange Boulevard, Suite 110, Erlanger, Kentucky 41018, to consider and act upon the following matters:

     (1) To elect directors to serve for the ensuing year and until their successors are duly elected and qualified;

     (2) To consider compensation and stock option plans for Company executives;

     (3) To consider a compensation plan for outside directors; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record of the Company's shares of common stock at the close of business on November 1, 1999 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors,


                                           /S/Douglas B. Kruger
                                           Douglas B. Kruger
                                           Secretary

Erlanger, Kentucky
Dated: November 1, 1999

                          ANGSTROM TECHNOLOGIES, INC.
                        1895 AIRPORT EXCHANGE BOULEVARD
                                 SUITE NO. 110
                               ERLANGER, KY 41018

                              --------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 6, 1999

                              --------------------

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL
-------

         This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors of Angstrom Technologies, Inc. (the "Company") of proxies to be voted on at the Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on Monday, December 6, 1999 at the offices of the Company, 1895 Airport Exchange Boulevard, Suite 110, Erlanger, Kentucky 41018 and at any adjournment thereof, with respect to the matters referred to in the accompanying notice. It is anticipated that this Proxy Statement and the accompanying materials will first be mailed to stockholders on or about November 5, 1999.

         The Company's shares of common stock, par value $.01 per share, ("Shares") are the only outstanding class of voting securities. Holders of record at the close of business on November 1, 1999 (the "Record Date") are entitled to notice of and to vote at, the Annual Meeting and any adjournment thereof. At the close of business on July 31, 1999, there were issued and outstanding 24,065,558 Shares, each entitled to cast one vote per Share. The holders of one-third of the issued and outstanding Shares entitled to vote shall constitute a quorum at the meeting for the transaction of business. The election of directors, as described in the accompanying notice, requires the vote of a plurality of votes cast at the meeting. In other matters presented at the meeting, the affirmative vote of the majority of Shares present in person or represented by proxy at the meeting and entitled to vote shall be the act of the stockholders.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of elections appointed for the meeting, who will also determine whether a quorum exists. Abstentions or withheld votes will be treated as present and entitled to vote for purposes of determining a quorum, and will have the same effect as votes against a particular matter.

VOTING RIGHTS
-------------

         Each shareholder will be entitled to one vote for each Share held as of the Record Date for all matters, including the election of directors. Shareholders do not have the right to cumulate their votes in the election of directors.

REVOCABILITY OF PROXIES
-----------------------

         The attendance of a stockholder at the Annual Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (1) delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting, (2) delivering to the Secretary of the Company prior to the Annual Meeting a duly executed proxy bearing a later date, and (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting, and voting in person.

SOLICITATION OF PROXIES
-----------------------

         In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Annual Meeting from the stockholders of the Company personally or by telephone, mail, or facsimile without additional remuneration therefor. The Company will also provide persons, firms, banks and corporations holding Shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for transmittal to such beneficiary owners. The costs of this solicitation are being borne by the Company.

         SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table and notes thereto set forth information regarding the beneficial ownership of the Company's shares of Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of such voting security, (ii) each director and nominee for director, (iii) each of the named executive officers of the Company, and (iv) all executive officers and directors of the Company as a group. The percentages have been calculated by taking into account all shares of Common Stock owned on such date as well as all shares with respect to which such person has the right to acquire beneficial ownership at such date or within sixty (60) days thereafter. Unless otherwise indicated, all persons listed below have sole voting and sole investment power over the shares of Common Stock owned.

                                             AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS(1)
------------------------------------        -----------------------    -------------------
Kenneth J. Koock                                3,309,846(2)(9)              13.99%
2 Robin Hill Road
North Caldwell, New Jersey 06006


Louis Liang(3)                                  1,535,000(5)                  6.37%

William J. Ryan(3)                              1,300,000(6)                  5.40%

Douglas Kruger(3)                                 675,000(7)                  2.80%

Vivek Dutta(3)                                    100,000(4)                  Less than 1%

All officers and directors as a group           3,610,000(8)                  15%
(four persons)

--------------------

(1) Based on a total of 24,065,558 shares of Common Stock issued and outstanding as of the Record Date

(2) All shares are owned directly, except for 50,000 shares held as custodian for a family member of Mr. Koock, which are included in this total; he disclaims beneficial ownership of such shares as well as of any shares which may be owned by other officers and/or stockholders of M.H. Meyerson & Co., Inc.

(3)      Address is c/o the Company.

(4)      Exercisable only after one (1) year.

(5)      Includes presently exercisable options to acquire 1,000,000 shares

(6)      Includes presently exercisable options to acquire 1,075,000 shares.

(7)      Includes presently exercisable options to acquire 125,000 shares.

(8) Includes 3,550,000 shares of Common Stock issuable upon the exercise of presently exercisable stock options (both qualified under the Plans and non-qualified options issued apart from such Plans) by the officers and directors as a group.

(9) Information regarding Mr. Koock's Amount of Beneficial Ownership was unavailable at the time of printing.

MEETINGS AND COMMITTEES OF THE BOARD
------------------------------------

         The Board of Directors held five (5) meetings during the fiscal year commencing November 1, 1998 and ending October 31, 1999. A meeting was held on August 2, 1999. Daniel A. Marinello resigned as President, Chief Executive Officer and Chief Financial Officer of the Company. All of the members of the Board were present at the meeting and accepted Mr. Marinello's resignation.

         At the other four meetings, all members of the Board attended either by telephone or in person except for the July 19, 1999 meeting where William Ryan was unavailable. At the September 8, 1999 meeting, Dr. Vivek Dutta was asked to join the Board of Directors by unanimous consent.

         During the meeting of September 8, 1999, all members were present via a telephone conference call. A motion was made for a resolution to present an Executive Stock Compensation Package to the shareholders for ratification. The terms were as follows: William Ryan - 100,000 shares; D.B. "Krug" Kruger - 100,000 shares; Louis Liang - 300,000 shares. Though not discussed at that meeting, it is the intent of the Board that these shares are only exercisable one (1) year from the date of grant.

         The Board also met on August 5, 1999. All of the Directors were present via telephone conference call. A motion was made to compensate Outside Directors $1,000.00 per meeting attended in person and $500.00 for every meeting attended via conference call. Outside Directors will also be granted options to purchase up to 50,000 shares of stock per year, exercisable after one (1) year. The Motion passed unanimously and will be effective after ratification by the Shareholders.

                              RELATED TRANSACTIONS

         Since November 1, 1994 Messrs. Ryan and Liang have been employed under the terms and conditions of an Executive Employment Agreement.(1) See "Executive Compensation and Other Information"). In addition, pursuant to the Company's 1994 Stock Option Plan such three individuals each received options to acquire one million shares of Common Stock at a price of $.125 per share.

         On November 7, 1994, the Board of Directors of the Company adopted a form of Indemnity Agreement which has been entered into with all executive officers and directors of the Company, providing for indemnification to be made to them for expenses and liabilities relating to their services for the Company, to the fullest extent permitted under Delaware law.

         Pursuant to Employment Agreement, the Company paid royalties of $5,555.57 in fiscal 1998 to Messrs. Liang, Ryan and Marinello. The Employment Agreement is incorporated into the Company's 10K-SB. This was based on the following bonus percentages set out in the 1994 Employment Agreement.

                  Team Member                        Bonus %
                  -----------                        -------

                  Louis Liang                        1.75%
                  William Ryan                       1.75%
                  Daniel Marinello                   1.50%

Due to Mr. Marinello's resignation, the bonus percentage will be amended to the following:

                  Team Member                        Bonus %
                  -----------                        -------

                  Louis Liang                                   2-1/2%
                  William Ryan                                  2-1/2%

(1) Prior to his resignation August 2, 1999, Daniel Marinello was also a part of this Agreement

                        EXECUTIVE OFFICERS OF THE COMPANY

         The executive officers of the Company are as follows:

         NAME                               TITLE
         ----                               -----

         Douglas B. Kruger          Secretary/Director

         Louis Liang                Interim President/CEO and Director

         William J. Ryan            Executive Vice President/Interim Chief
                                    Financial Officer/Director

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under Federal securities laws, the Company's directors, its executive officers and any person holding more than 10% of the Company's Shares are required to report their ownership of the Company's Shares and any changes in that ownership to the Securities and Exchange Commission ("SEC") on the SEC's Forms 3, 4 and 5. The Company believes that all of its officers, directors have complied with all filing requirements applicable to them with respect to transactions during the 1998 Fiscal Year. At the time of the filing, the Company is without knowledge regarding any filings by Kenneth Koock.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The following Summary Compensation Table shows cash and noncash compensation for the last three fiscal years paid by the Company to the Chief Executive Officer and President of the Company. No other executive officers of the Company received salary and bonus compensation which exceeded $100,000 in such fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                           Long Term
                                          Annual          Compensation
                                       Compensation           Award

Name and                   Fiscal                                         All Other
Principal Position          Year           Salary            Options     Compensation
------------------          ----           ------            -------     ------------

Daniel A. Marinello         1998           ------            150,000(4)  $216,647.37(3)
Chief Executive Officer     1997           ------            -----       $161,256(3)
and Chief Financial         1996           ------            -----       $ 94,169(3)
Officer(1)

(1)      Commenced to serve as such on October 28, 1992; resigned August 2,
         1999.
(2) Options covering 1,000,000 shares at a price of $.125 per share were granted in November, 1994.
(3)      Comprised of commission and royalties.
(4)      150,000 shares were exercised in Fiscal 1998.

EXECUTIVE EMPLOYMENT AGREEMENT BETWEEN THE COMPANY AND MESSRS. LIANG AND RYAN
-----------------------------------------------------------------------------

         The Company and Messrs Liang and Ryan (the "Team") are currently parties to an Executive Employment Agreement (the "Employment Agreement"). The initial term of the Employment Agreement was a three year period commencing November 1, 1994 and ending October 31, 1997. The Employment Agreement currently is automatically renewed for annual consecutive renewal periods of one year each unless terminated by notice of non-renewal sent either by the Company or the Team, at least sixty (60) days prior to the expiration of any renewal term; PROVIDED, HOWEVER, that the Company may terminate the Employment Agreement in the event that its net profits after taxes during the preceding twelve (12) months is either a negative number or does not equal or exceed at least $150,000 more than the Company's net profits after taxes for the prior twelve (12) month period, or its sales do not show at least a fifteen percent (15%) increase between such periods.

STOCK OPTION PLANS
------------------

1983 and 1985 Stock Option Plans
--------------------------------

         Under the Company's Amended 1983 Stock Option Plan and 1985 Stock Option Plan (the "Plans"), officers and other key employees who perform services on behalf of the Company may be granted either nonqualified stock options or incentive stock options for the purchase of up to 700,000 shares of the Company's Common Stock. The Plans also provide for the issuance of stock appreciate rights in connection with the granting of stock options. The Plans are administered by a stock option committee of the Board of Directors. No options were granted under the Plans in Fiscal 1997.

         1994 Stock Option Plan
         ----------------------

         Under the Company's 1994 Stock Option Plan (the "1994 Plan"), a total of 6,300,000 Shares are reserved for issuance to employees, including directors and officers who may not be salaried employees ("Eligible Participants").

         Both incentive stock options and nonstatutory stock options may be granted under the 1994 Plant to Eligible Participants, at a price to be determined by the option committee, PROVIDED, HOWEVER, that incentive stock options mist be granted at an exercise price not less than the fair market value of the Shares on the date of the grant. The term of any option may not exceed ten years from the date of grant. During Fiscal 1998, no options were granted to Company employees under the 1994 Plan.

                        PROPOSAL - ELECTION OF DIRECTORS
                        --------------------------------

         Four (4) directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their prior death, resignation or removal. The By-laws of the Company provide that the Board of Directors ("Board") shall consist of no less than five (5) members, provided that the Board may by resolution increase or decrease the number of directors. The Board has established the number of directors at four (4).

         Should any nominee be unable to accept nomination or election, stockholders will vote for the election of such other person tot he office of director as management may recommend in place of such nominee; however, management knows of no reason to anticipate that this will occur. Unless a proxy specifies that it is not to be voted in favor of a nominee for director, it is intended that Shares represented by the proxy will be voted in favor of the nominees listed below. In the event that any nominee shall be unable to serve, it is intended that the proxies will be voted for the nominees designated by the Board. The Company believes that all nominees will be able to serve.

         The following table sets forth certain information with respect to each nominee for election as a director. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Share Ownership of Certain Beneficial Owners and Management."

NOMINEES FOR ELECTION AS DIRECTORS
----------------------------------

NAME                      AGE            POSITIONS
----                      ---            ---------

Louis Liang                55            Interim President/CEO and Director

William J. Ryan            60            Executive Vice President/Interim Chief
                                         Financial Officer

Douglas B. Kruger          56            Secretary

Vivek Dutta                51            Chairman of Compensation Committees


         Louis Liang has been Interim Chief Executive Officer and President since August 2, 1999. Mr. Liang has been a Director since February 1, 1994 and serving as a Consultant to the Company since May 1993. He was also Executive Vice President-Strategic Business from May 1994 to September 1995. Mr. Liang has also been active as a technical, business, marketing and management consultant to companies in the Silicon Valley since 1993. He has been employed, since 1972, in various capacities in the electronics and semiconductor industries, including senior management positions dealing with research and development, engineering, operations, new venture and business development matters for VLSI Technology, Intel, Fairchild, Raychem and National Semiconductor. Prior thereto, he engaged in research and development in the Aerospace Industry. Mr. Liang has a BA and an MS degrees in Applied Physics from the University of California, San Diego and Santa Barbara Campuses, and is a holder of over twenty-five (25) patents.

         William J. Ryan has been Interim Chief Financial Officer and Executive Vice President since August 2, 1999. Mr. Ryan has been a Director since February 1, 1994, and was also Executive Vice President-Operations from May 1994 to January 1999. Mr. Ryan has been active as Executive Management Consultant to several high technology companies since 1992. His responsibilities include marketing strategy development, product designs and implementing cost effective manufacturing processes. He also serves as Director to E-Tech Systems, Inc. since 1996. Prior to becoming engaged in the consulting business, Mr. Ryan was employed at IBM for 27 years in various senior engineering and technical management positions. His last assignment with IBM was a Senior Engineering Manager of Advanced Semiconductor Equipment Engineering. Mr. Ryan holds a BS degree in Mechanical Engineering from the University of Vermont and has published papers and spoken extensively at executive management and technical seminars. He is a holder of several patents.

         Douglas B. Kruger has been a Director since November 2, 1992. On January 18, 1993, Mr. Kruger was elected to serve as Secretary of the Company. Mr. Kruger is presently and has since September 1991, been an independent business and marketing consultant. Prior thereto, from November 1988 to its sales in September 1991, he was Chief Executive Officer and sole stockholder of Concept Surface Corp., a decorative surfacing company located in Florida. Between 1964 and 1988, he held various positions with IBM Corporation including as an Executive with the International Procurement Group. Currently, Mr. Kruger is also a paid business consultant to the company.

         Vivek Dutta was nominated a Director and Chairman of the Compensation Committee in October 1999. Dr. Dutta has been a Consultant to the electronics and semiconductor industries since April 1999 and from 1989-1992. He was most recently, Vice President-Worldwide Marketing and Sales for Johnson Matthey. Since 1984 he has been employed in various capacities in engineering, manufacturing, business development and marketing for Cirrus Logic, Fairchild and National Semiconductors. From 1972 to 1981, he worked for Nippon Steel both in Japan and Brazil. At present, he also serves as an Advisor to the Board of the Pacific Institute (MITI Think Tank). He is fluent in Japanese, Portuguese, and Indian. He is an expert on Japanese manufacturing and management systems and is active in various professional societies. Dr. Dutta received has MS and Ph.D. degrees in Materials Sciences from the University of California in Berkeley and was a graduate from University of Roorkee in India. He is a holder of six (6) patents and has twenty-nine (29) publications in various professional journals and international conferences.


              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
               FOR THE APPROVAL OF ALL FOUR NOMINEES FOR ELECTION
                            AS DIRECTORS NOTED ABOVE

                                  ACCOUNTANTS

         The Board of Directors has continued to retain the firm of Ernst & Young to act as the Company's independent certified public accountants. A representative of each firm is expected to be available at the meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement if he so desires to do so.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, in the event that any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the Shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

         THE COMPANY WILL PROVIDE, FREE OF CHARGE, TO ALL STOCKHOLDERS A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (WITHOUT EXHIBITS) AND/OR A COPY OF ITS QUARTERLY REPORTS ON FORM 10-QSB (WITHOUT EXHIBITS), UPON WRITTEN REQUEST OF SUCH STOCKHOLDER TO DOUGLAS B. KRUGER, SECRETARY, ANGSTROM TECHNOLOGIES, INC., 1895 AIRPORT EXCHANGE BOULEVARD, SUITE NO. 110, ERLANGER, KENTUCKY 41014.



                              STOCKHOLDER PROPOSALS

         Proposals by stockholders intended to be presented at the next Annual Meeting of Stockholders to be held in 2000 must be received by the Secretary of the Company on or before September 30, 2000 in order to be included in the proxy statement for that meeting. Proposals should be directed to Douglas B. Kruger, Secretary, Angstrom Technologies, Inc., c/o its principal executive office.

                                            By Order of the Board of Directors,


                                            /S/ Douglas B. Kruger
                                            Douglas B. Kruger,
                                            Secretary

Dated: November 1,1999

            TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
                MEETING, PLEAS SIGN, DATE AND PROMPTLY RETURN THE
                  ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED.

PROXY

                           ANGSTROM TECHNOLOGIES, INC.

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Louis Liang and Douglas B. Kruger as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock, $.01 par value, of Angstrom Technologies, Inc., held of record by the undersigned on November 1, 1999 at the Annual Meeting of Shareholders to be held on Monday, December 6, 1999 or any adjournment thereof.

                       PLEASE MARK, SIGN, DATE AND RETURN
                THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

ACCOUNT NUMBER             ______________________
NO. OF COMMON SHARES       ______________________

1. Election of Directors: Vivek Dutta, Douglas B. Kruger, Louis Liang, William J. Ryan

FOR all nominees listed (except     WITHHOLD AUTHORITY to             (INSTRUCTIONS: To withhold
as marked to the contrary)          vote for all Nominees listed       authority to vote for any individual
                                                                       nominee write the nominee's name
                                                                       in the line provided below)

         -----                              -----                      ---------------------------------

2. Ratification of the Board granting of stock options to Directors and Officers, Outside Directors and enactment of compensation plan for Outside Directors.. ____ Yes ____ No

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THIS MEETING. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE PROPOSAL.

                                    Please sign EXACTLY as name appears hereon.

Dated:
      -------------------           ---------------------------------------
                                   (Signature)

                                    ---------------------------------------
                                   (Signature if held jointly)
When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full time as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.

                PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND

          RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                            HEMMER, SPOOR, PANGBURN,
                              DEFRANK & KASSON PLLC


CINCINNATI, OHIO OFFICE                            FT. MITCHELL KENTUCKY OFFICE
BANK ONE TOWERS                                                       SUITE 200
SUITE 624                                                         250 GRANDVIEW
8044 MONTGOMERY ROAD                               FT. MITCHELL, KENTUCKY 41017
CINCINNATI, OHIO 45236                                           (606) 344-1188
(513) 794-1188                                              FAX: (606) 578-3869
FAX: (513) 936-3746

                               November 12, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

                  Re:      Angstrom Technologies, Inc.
                           --------------------------
Dear Sir or Madam:

         Please find enclosed our late filing of the Proxy Statement for Angstrom Technologies. The Notice of Shareholders meeting, Proxy Statement, and Proxy Card were mailed to the Shareholders on November 5, 1999.

         If you should have any further questions, please do not hesitate to contact me.

                                      Very truly yours,

                                      /S/ Richard D. Spoor
                                      Richard D. Spoor